Exhibit 99.3

EXHIBIT F to

Business Combination Agreement

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

VALTECH CARDIO, LTD.

CONVERTIBLE PROMISSORY NOTE

$1,000,000	[ ], 20

FOR VALUE RECEIVED, Valtech Cardio, Ltd., an Israeli company (the “Company”), the principal office of which is located at 3 Ariel Sharon Avenue, Or Yehuda, Israel 60376, or any entity which shall succeed to or assume the obligations of the Company under this Convertible Promissory Note (the “Note”), hereby promises to pay to the order of HeartWare International, Inc., a Delaware corporation (the “Holder”) or its permitted assigns, the principal amount of One Million Dollars (US$1,000,000) (the “Principal Amount”), plus interest accruing from and including the date hereof on the Principal Amount until this Note is paid in full or converted as provided herein, at a rate equal to six percent (6.0%) per annum, compounded annually. Accrued interest shall be calculated on the basis of actual number of days elapsed over a year of 365 days and payable in arrears on the Maturity Date (as defined below).

1. Maturity. Unless previously converted in accordance with Section 3, the Principal Amount and any accrued interest on this Note (the “Total Amount”) shall be due and payable on the earliest of (i) July 10, 2017, (ii) an Event of Default (as defined below), or (iii) a Change of Control (as defined below) (the earliest of (i), (ii) or (iii), the “Maturity Date”). If this Note becomes due and payable on July 10, 2017 pursuant to clause (i) in the first sentence of this Section 1, at the option of the Company, the Total Amount shall be payable in cash or shares of the most recently issued series of preferred stock of the Company with rights substantially the same as the rights of the Company’s

Preferred D-5 Shares (as defined in the Company’s Amended and Restated Articles of Association (the “Charter”)) with an aggregate liquidation preference of no less than the Total Amount plus an accruing dividend (the “Senior Series of Preferred Stock”) or a newly issued series of preferred stock with terms that are substantially the same as the terms of the Senior Series of Preferred Stock, in each case, for the avoidance of doubt, including an aggregate liquidation preference of no less than the Total Amount plus an accruing dividend, conversion ratios, pre-emptive rights, co-sale rights, first refusal rights, voting rights and information rights but excluding, as applicable, separate veto rights with respect to corporate actions, including, without limitation, amendments to the articles, changes in board composition, incurring indebtedness, issuing securities or a Change of Control, or the right to vote as a separate class, in each case, except as required by law or with respect to amendments to the terms of such preferred stock or other outstanding preferred stock that materially adversely affects the rights and benefits of the preferred stock received by the Holder relative to the effect of such amendment on the rights and benefits of the other outstanding preferred stock (the “New Series of Preferred Stock”), at a conversion price (the “Conversion Price”) equal to US$69.39 per share, subject to adjustment in the event of stock splits, subdivisions, dividends or other distributions or recapitalizations in respect of the ordinary shares of the Company to the extent the conversion ratio of the Senior Series of Preferred Stock or New Series of Preferred Stock, as the case may be, has not been adjusted for such event; provided that in the event that subsequent to the issuance of this Note the Company issues any New Shares (as defined below) at a price per share (calculated consistent with determination of the price per share of Additional Shares (as defined in the Charter) for purposes of Section 16.3.8 of the Charter) lower than US$69.39 per share, as so adjusted, and such issuance of New Shares would result in an adjustment to the Conversion Price (as defined in the Charter) of the Senior Series of Preferred Stock if the Conversion Price of such Senior Series of Preferred Stock prior to the issuance was $69.39, the Conversion Price will be adjusted to be equal to such lower price per share but in no event shall the Conversion Price be lower than US$52.04, subject to adjustment in the event of stock splits, subdivisions, dividends or other distributions or recapitalizations in respect of the ordinary shares of the Company to the extent the conversion ratio of the Senior Series of Preferred Stock or New Series of Preferred Stock, as the case may be, has not been adjusted for such event. Such adjusted Conversion Price shall be subject to readjustment in the event that there is corresponding readjustment to the Conversion Price of the Senior Series of Preferred Stock pursuant to the terms of the Charter as in effect on the date hereof. If this Note becomes due and payable upon an Event of Default pursuant to clause (ii) in the first sentence of this Section 1, at the option of the Holder, the Total Amount shall be payable in cash or converted to the Senior Series of Preferred Stock or the New Series of Preferred Stock at the Conversion Price. All payments to be made by the Company shall be made net of any withholding or deduction required by applicable law. For purposes of this Note, “New Shares” shall mean Additional Shares (as defined in the Charter as in effect on the date hereof) provided that Exempted Issuances (as contemplated in the definition of Additional Shares defined in the Charter as in effect on the date hereof) shall include Ordinary Shares (as defined in the Charter) issuable upon exercise or conversion of any securities of the Company outstanding as of the date hereof.

2. Prepayment. The Company may not prepay the Principal Amount or any accrued interest under this Note in whole or in part at any time without the prior written consent of the Holder.

3. Conversion of Note. This Note shall be convertible as follows:

(a) Automatic Conversion on Note Upon a Change of Control. In the event of a Change of Control (as defined below) involving a party other than the Holder or an affiliate of the Holder, the Principal Amount and accrued interest then outstanding under this Note shall automatically convert immediately prior to the closing of such Change of Control transaction, without any further action by the Holder, into, at the option of the Company, shares of the Senior Series of Preferred Stock or the New Series of Preferred Stock at a per share conversion price equal to the Conversion Price, which shall entitle the Holder to receive the same per share consideration payable to holders of the Senior Series of Preferred Stock upon the closing of the Change of Control transaction. The Company shall provide the Holder with written notice of such Change of Control not less than 10 days prior to the closing of such Change of Control transaction. “Change of Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such merger or consolidation; (ii) the acquisition of more than 50% of the Company’s outstanding capital stock by a single person, entity or group or persons or entities acting in concert; or (iii) the sale, transfer or exclusive license of all or substantially all of the Company’s material intellectual property or all or substantially all of the assets of the Company.

(b) Cash in Lieu of Fractional Shares. No fractional share or interest of security, or scrip representing fractional shares or interests, shall be issued upon conversion of this Note. Instead of any fractional shares or interest of any security, as the case may be, which would otherwise be issuable upon conversion of this Note, the Company shall pay to the Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the price per share determined in accordance with Section (3)(a) above.

(c) Reservation of Stock Issuable Upon Conversion. Within 30 days after the date hereof, the Company shall reserve and at all times thereafter keep available out of its authorized but unissued shares solely for the purpose of effecting the conversion of the Note such number of its shares as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to the holder of this Note, then the Company will take such corporate action as is necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

(d) Cancellation of Note. Upon the conversion of the Principal Amount of this Note and the accrued interest thereon, this Note shall be cancelled.

4. Events of Default. If any of the events specified in this Section 4 shall occur prior to the conversion of this Note (herein individually referred to as an “Event of Default”), the Principal Amount and any accrued interest shall immediately become due and payable. The Company expressly waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note and all other notices of any kind.

(a) The Company’s failure to make any payment due under this Note on the Maturity Date and does not cure such failure within 15 days of the Maturity Date;

(b) The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

(c) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement;

(d) The Company’s shareholders affirmatively vote or board of directors affirmatively votes to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations; or

(e) The Company’s material breach of any representation, warranty or covenant in this Note and such failure continues for more than 30 days after delivery of written notice thereof.

5. Payment Mechanics. All payments shall be made in lawful money of the United States of America in immediately available funds at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

6. Representations and Warranties. The Company represents and warrants to the Holder that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of Israel; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the business, assets, operations, prospects or financial or other condition of the Company.

(b) Authority. The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Enforceability. The Note has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by the Company of this Note and the performance and consummation of the transactions contemplated hereby do not and will not (i) violate the Company’s Articles of Incorporation or Bylaws (“Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person (as defined herein) to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien (as defined herein) upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties. “Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction. “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock corporation, a limited liability corporation, an unincorporated association, a joint venture or other entity or a governmental authority.

(e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of this Note executed by the Company and the performance and consummation of the transactions contemplated hereby.

7. Right or Remedy. It is understood and agreed that the Holder shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any breach of the Company’s obligations under this Note, and the Company further agrees to waive any requirement for the security or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of the Company’s obligations under this Note but shall be in addition to all other remedies available at law or equity to the Holder.

8. Notices. All notices or other communications required or permitted under this Note shall be in writing (including email or telecopy communications) and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, when delivered via confirmed email or telecopy, or one day after deposit with a nationally recognized overnight courier, specifying next day delivery, and addressed as follows:

if to the Company, at

Valtech Cardio, Ltd.

3 Ariel Sharon Avenue

Or Yehuda, Israel 60376

Attn: Amir Gross

if to the Holder, at

HeartWare International, Inc.

500 Old Connecticut Path

Framingham, MA 01701

Attention: Lawrence J. Knopf

or, in each case, to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

9. Successors and Assigns. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto.

10. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. The Company consents to the jurisdiction of the Superior Courts of the State of New York and U.S. District Court for the Southern District of New York sitting in New York County in connection with an dispute arising under this Notes and hereby waives, to the extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdiction. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

11. Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

12. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

13. Entire Agreement. This Note, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

14. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

15. Transfer. This Note is transferable and assignable by the Holder to any Person previously approved, in writing, by the Company; provided, however, that no approval shall be required in connection with any transfer or assignment of this Note to an affiliate of the Holder in compliance with applicable securities laws. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such approved transfers and permitted assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement note if this Note is lost, stolen, mutilated or destroyed.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer as of the date first above written.

VALTECH CARDIO, LTD.

By:
Name:
Title:

ACKNOWLEDGED

HEARTWARE INTERNATIONAL, INC.

By:
Name:	Douglas Godshall
Title:	President and Chief Executive Officer